Exhibit 99.1

FOR IMMEDIATE RELEASE

RailAmerica, Inc. Reports Third Quarter 2011 Results

Third Quarter Highlights

•	Revenue increased 9% versus third quarter 2010.

•	Income from continuing operations of $0.17 per share.

•	Adjusted income from continuing operations[1] of $0.24 per share.

JACKSONVILLE, FL, October 25, 2011 – RailAmerica, Inc. (NYSE: RA) today reported financial results for the quarter ended September 30, 2011. Third quarter 2011 revenue increased 9% to $139.7 million from $128.3 million in the third quarter of 2010. Freight revenue increased 7% to $104.7 million with average revenue per car up 14% and carloads down 6%. Non-freight revenue increased 14% to $35.0 million.

RailAmerica President and Chief Executive Officer John Giles, said “This was another strong quarter for us. Operating income excluding 45G credits, impairments and asset sales increased 10%. We achieved these results through our continuing focus on pricing, non-freight revenue and productivity. Our success in these areas allowed us to perform well despite lower carloads and the temporary disruption of service on our New England Central Railroad from Hurricane Irene.”

RailAmerica reported third quarter 2011 income from continuing operations of $9.1 million, or $0.17 per diluted share. This compares to $8.0 million, or $0.15 per diluted share in the third quarter of 2010. Noteworthy items impacting the third quarters of 2011 and 2010 include:

•

45G credits: Because the latest extension of the tax credits (for 2010 and 2011) did not occur until December 2010, no maintenance reimbursements were recognized in the third quarter of 2010. A $3.9 million reduction of expense was recorded in the third quarter of 2011.

•

Amortization of swap termination costs: Non-cash charges of $2.7 million and $4.9 million were recorded in interest expense during the third quarters of 2011 and 2010, respectively, due to the June 2009 termination of an interest rate swap agreement.

•	Asset impairment: Third quarter of 2011 includes a non-cash, $1.9 million impairment charge resulting from further evaluation of our locomotive fleet.

•	Credit facility replacement: Third quarter of 2011 includes a $0.7 million non-cash charge related to the replacement of our asset backed loan facility with a new revolving credit facility.

•	Acquisition income and expenses: The Company received a break-up fee in the third quarter of 2010 that offset other acquisition expenses resulting in a net $1.7 million of income.

•	Asset sales: Third quarter of 2010 includes $1.7 million of gains on asset sales.

•	Taxes: Cash taxes paid in the third quarter of 2011 were $1.1 million compared to the financial statement provision for income tax expense of $4.4 million.

[1]	See schedule at end of press release for a reconciliation of non-GAAP financial measure.

	For the Three Months Ended September 30,
	2010		2011
($ in thousands except EPS)	Pre Tax	EPS	Pre Tax	EPS
45G benefit	$0	$0.00	$3,879	$0.05
Amortization of swap termination costs	(4,874)	(0.05)	(2,747)	(0.03)
Impairment of assets	—	—	(1,949)	(0.02)
Loss on extinguishment of credit agreement	—	—	(719)	(0.01)
Acquisition income (expense)	1,710	0.02	(203)	(0.00)
Gain (loss) on sale of assets	1,708	0.02	(8)	(0.00)

Note: Effective tax rate of 39%.

The Company reported operating income of $31.5 million in the third quarter of 2011 compared to $28.5 million in the third quarter of 2010. Third quarter 2011 operating income and expenses were favorably impacted by 45G credits as discussed above. In addition, third quarter 2011 operating expenses were up primarily due to higher fuel prices, labor expense and increases in materials and purchased services expenses largely due to growth in engineering services revenue. Operating income excluding the impact of 45G benefit, asset sales and impairments is shown below.

	For the Three Months Ended September 30,
($ in thousands)	2010	2011
Operating revenue	$128,257	$139,665
Operating expense	99,766	108,177

Operating income, reported	28,491	31,488

Less: Benefit from 45G credits	—	(3,879)

Operating income excluding 45G Benefit [1]	28,491	27,609

Net (gain) / loss on sale of assets	(1,708)	8
Impairment of assets	—	1,949

Operating income excluding 45G Benefit, Asset Sales and Impairments [1]	26,783	29,566

[1]	See schedule at the end of press release for a reconciliation of non-GAAP financial measure

As previously announced, RailAmerica, Inc. will present its third quarter earnings on Wednesday, October 26, 2011 at 8:30 a.m. Eastern Time via live teleconference and webcast. Those interested in participating via teleconference may dial (877) 756-2088. Callers outside the U.S. may dial (706) 643-9763. The conference ID number is 14222844. Participants should dial in no later than 10 minutes prior to the call. Presentation materials and access to the live webcast will be available in the Investors section of RailAmerica’s website (www.railamerica.com). Following the earnings call, a webcast replay will be archived on the Company’s website. A telephone replay will be available through November 2, 2011 beginning approximately two hours after the call. The recording can be accessed by dialing (800) 585-8367 or (404) 537-3406. The conference ID number is 14222844.

RailAmerica, Inc. owns and operates short-line and regional freight railroads in North America, operating a portfolio of 43 individual railroads with approximately 7,400 miles of track in 27 U.S. states and three Canadian provinces.

Cautionary Note Regarding Forward-Looking Statements

Certain items in this press release and other information we provide from time to time may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 including, but not necessarily limited to, statements relating to future events and financial performance. Words such as “anticipates,” “expects,” “intends,” “plans,” “projects,” “believes,” “appears,” “may,” “will,” “would,” “could,” “should,” “seeks,” “estimates” and variations on these words and similar expressions are intended to identify such forward-looking statements. These statements are based on management’s current expectations and beliefs and are subject to a number of factors that could lead to actual results materially different from those described in the forward-looking statements. RailAmerica, Inc. can give no assurance that its expectations will be attained. Accordingly, you should not place undue reliance on any forward-looking statements contained in this press release. Factors that could have a material adverse effect on our operations and future prospects or that could cause actual results to differ materially from RailAmerica, Inc.’s expectations include, but are not limited to, prolonged capital markets disruption and volatility, general economic conditions and business conditions, our relationships with Class I railroads and other connecting carriers, our ability to obtain railcars and locomotives from other providers on which we are currently dependent, legislative and regulatory developments including rulings by the Surface Transportation Board or the Railroad Retirement Board, strikes or work stoppages by our employees, our transportation of hazardous materials by rail, rising fuel costs, goodwill assessment risks, acquisition risks, competitive pressures within the industry, risks related to the geographic markets in which we operate; and other risks detailed in RailAmerica, Inc.’s filings with the Securities and Exchange Commission, including our Annual Report on Form 10-K and our Quarterly Reports on Form 10-Q. In addition, new risks and uncertainties emerge from time to time, and it is not possible for RailAmerica, Inc. to predict or assess the impact of every factor that may cause its actual results to differ from those contained in any forward-looking statements. Such forward-looking statements speak only as of the date of this press release. RailAmerica, Inc. expressly disclaims any obligation to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in its expectations with regard thereto or change in events, conditions or circumstances on which any statement is based.

###

INVESTOR CONTACT

Ira Berger

Vice President & Treasurer

Office: 904.538.6332

MEDIA CONTACT

Donia Crime

Office: 904.645.6200

Cell: 404.271.1437

RAILAMERICA, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS

(Unaudited)

	For the Three Months Ended September 30,		For the Nine Months Ended September 30,
	2011	2010	2011	2010
	(In thousands, except per share data)
Operating revenue	$139,665	$128,257	$403,817	$362,655
Operating expenses:
Labor and benefits	41,379	38,745	124,855	114,381
Equipment rents	9,046	8,721	26,601	25,857
Purchased services	10,996	9,830	31,429	28,058
Diesel fuel	13,142	9,760	41,887	31,522
Casualties and insurance	4,006	4,816	11,095	13,255
Materials	7,879	6,782	18,892	14,581
Joint facilities	2,459	2,454	7,214	6,545
Other expenses	9,271	8,785	29,876	26,162
Track maintenance expense reimbursement	(3,879)	—	(13,162)	—
Net loss (gain) on sale of assets	8	(1,708)	151	(1,717)
Impairment of assets	1,949	—	5,169	—
Depreciation and amortization	11,921	11,581	35,421	33,259

Total operating expenses	108,177	99,766	319,428	291,903

Operating income	31,488	28,491	84,389	70,752
Interest expense (including amortization costs of $3,973, $6,020, $13,215 and $20,194, respectively)	(17,792)	(19,735)	(54,526)	(64,592)
Other (loss) income	(231)	2,264	804	(5,177)

Income from continuing operations before income taxes	13,465	11,020	30,667	983
Provision for (benefit from) income taxes	4,407	3,052	8,824	(250)

Net income	$9,058	$7,968	$21,843	$1,233

Basic earnings per common share:
Net income	$0.17	$0.15	$0.41	$0.02

Diluted earnings per common share:
Net income	$0.17	$0.15	$0.41	$0.02

Weighted Average common shares outstanding:
Basic	52,083	54,872	53,006	54,769
Diluted	52,083	54,872	53,006	54,769

RAILAMERICA, INC. AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

(Unaudited)

	September 30, 2011	December 31, 2010
	(In thousands, except share data)
ASSETS
Current assets:
Cash and cash equivalents	$95,774	$152,968
Accounts and notes receivable, net of allowance of $7,436 and $6,767, respectively	107,364	74,668
Current deferred tax assets	28,146	12,769
Other current assets	22,218	15,200

Total current assets	253,502	255,605
Property, plant and equipment, net	1,007,508	981,622
Intangible assets	135,395	140,546
Goodwill	212,107	212,495
Other assets	13,978	13,385

Total assets	$1,622,490	$1,603,653

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Current maturities of long-term debt	$290	$403
Accounts payable	85,654	66,258
Accrued expenses	44,619	36,913

Total current liabilities	130,563	103,574
Long-term debt, less current maturities	1,997	2,147
Senior secured notes	572,955	571,161
Deferred income taxes	225,547	202,985
Other liabilities	17,829	19,037

Total liabilities	948,891	898,904

Commitments and contingencies
Stockholders’ equity:
Common stock, $0.01 par value, 400,000,000 shares authorized; 51,576,825 shares issued and outstanding at September 30, 2011; and 54,859,261 shares issued and outstanding at December 31, 2010	516	549
Additional paid in capital and other	583,778	636,757
Retained earnings	87,346	65,503
Accumulated other comprehensive income	1,959	1,940

Total stockholders’ equity	673,599	704,749

Total liabilities and stockholders’ equity	$1,622,490	$1,603,653

RAILAMERICA, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS

(Unaudited)

	For the Nine Months Ended September 30,
	2011	2010
	(In thousands)
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$21,843	$1,233
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization, including amortization of debt issuance costs classified in interest expense	39,012	36,863
Amortization of swap termination costs	9,625	16,582
Net loss (gain) on sale or disposal of properties	151	(1,717)
Impairment of assets	5,169	—
Loss on extinguishment of debt	—	8,357
Deferred financing costs expensed	719	—
Equity compensation costs	7,381	5,525
Deferred income taxes and other	4,453	(3,770)
Changes in operating assets and liabilities, net of acquisitions and dispositions:
Accounts receivable	(33,167)	(9,565)
Other current assets	(7,209)	9,056
Accounts payable	17,048	(2,808)
Accrued expenses	7,967	10,326
Other assets and liabilities	(1,253)	(2,210)

Net cash provided by operating activities	71,739	67,872

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchase of property, plant and equipment	(93,518)	(46,771)
NECR government grant reimbursements	31,329	—
Proceeds from sale of assets	7,598	3,251
Acquisitions, net of cash acquired	(12,716)	(23,926)
Other	(65)	—

Net cash used in investing activities	(67,372)	(67,446)

CASH FLOWS FROM FINANCING ACTIVITIES:
Principal payments on long-term debt	(263)	(391)
Repurchase of senior secured notes	—	(76,220)
Repurchase of common stock	(57,664)	—
Costs associated with sale of common stock	—	(106)
Deferred financing costs paid	(2,891)	(224)

Net cash used in financing activities	(60,818)	(76,941)

Effect of exchange rates on cash	(743)	195

Net decrease in cash	(57,194)	(76,320)
Cash, beginning of period	152,968	190,218

Cash, end of period	$95,774	$113,898

RAILAMERICA, INC. AND SUBSIDIARIES

SELECTED FINANCIAL INFORMATION

(Dollars in thousands)

(Unaudited)

	Three Months Ended September 30,
	2011		2010
Operating revenue	$139,665	100.0%	$128,257	100.0%
Operating expenses:
Labor and benefits	41,379	29.7%	38,745	30.2%
Equipment rents	9,046	6.5%	8,721	6.8%
Purchased services	10,996	7.9%	9,830	7.7%
Diesel fuel	13,142	9.4%	9,760	7.6%
Casualties and insurance	4,006	2.9%	4,816	3.8%
Materials	7,879	5.6%	6,782	5.3%
Joint facilities	2,459	1.8%	2,454	1.9%
Other expenses	9,271	6.6%	8,785	6.8%
Track maintenance expense reimbursement	(3,879)	-2.8%	—	0.0%
Net loss (gain) on sale of assets	8	0.0%	(1,708)	-1.3%
Impairment of assets	1,949	1.4%	—	0.0%
Depreciation and amortization	11,921	8.5%	11,581	9.0%

Total operating expenses	108,177	77.5%	99,766	77.8%

Operating income	$31,488	22.5%	$28,491	22.2%

	Nine Months Ended September 30,
	2011		2010
Operating revenue	$403,817	100.0%	$362,655	100.0%
Operating expenses:
Labor and benefits	124,855	30.9%	114,381	31.6%
Equipment rents	26,601	6.6%	25,857	7.1%
Purchased services	31,429	7.8%	28,058	7.7%
Diesel fuel	41,887	10.4%	31,522	8.7%
Casualties and insurance	11,095	2.7%	13,255	3.7%
Materials	18,892	4.7%	14,581	4.0%
Joint facilities	7,214	1.8%	6,545	1.8%
Other expenses	29,876	7.4%	26,162	7.2%
Track maintenance expense reimbursement	(13,162)	-3.3%	—	0.0%
Net (gain) loss on sale of assets	151	0.0%	(1,717)	-0.5%
Impairment of assets	5,169	1.3%	—	0.0%
Depreciation and amortization	35,421	8.8%	33,259	9.2%

Total operating expenses	319,428	79.1%	291,903	80.5%

Operating income	$84,389	20.9%	$70,752	19.5%

RAILAMERICA, INC. AND SUBSIDIARIES

Railroad Freight Revenue, Carloads and Average Freight Revenue

Per Carload

Comparison by Commodity Group (Unaudited)

	Three Months Ended September 30, 2011			Three Months Ended September 30, 2010
	Freight Revenue	Carloads	Average Freight Revenue per Carload	Freight Revenue	Carloads	Average Freight Revenue per Carload
	(Dollars in thousands, except average freight revenue per carload)
Chemicals	$16,220	24,037	$675	$14,639	23,947	$611
Agricultural Products	15,911	29,044	548	16,690	32,730	510
Pulp, Paper and Allied Products	11,043	18,639	592	9,582	17,565	546
Metallic Ores and Metals	10,744	17,828	603	10,136	18,145	559
Non-Metallic Minerals and Products	10,144	21,508	472	8,819	21,421	412
Coal	8,738	35,335	247	10,303	47,176	218
Forest Products	7,937	12,647	628	6,709	11,780	570
Food or Kindred Products	7,479	14,032	533	6,643	13,660	486
Waste and Scrap Materials	6,435	14,965	430	5,934	14,231	417
Other	4,547	7,906	575	2,492	7,175	347
Petroleum	3,746	8,274	453	4,164	9,027	461
Motor Vehicles	1,715	2,760	621	1,554	2,642	588

Total	$104,659	206,975	$506	$97,665	219,499	$445

	Nine Months Ended September 30, 2011			Nine Months Ended September 30, 2010
	Freight Revenue	Carloads	Average Freight Revenue per Carload	Freight Revenue	Carloads	Average Freight Revenue per Carload
	(Dollars in thousands, except average freight revenue per carload)
Agricultural Products	$48,888	93,900	$521	$46,580	97,704	$477
Chemicals	48,708	73,435	663	43,929	71,908	611
Metallic Ores and Metals	32,276	52,815	611	29,198	51,214	570
Pulp, Paper and Allied Products	31,256	52,800	592	27,809	49,050	567
Non-Metallic Minerals and Products	29,633	64,132	462	26,005	60,624	429
Coal	25,127	110,762	227	29,661	134,142	221
Forest Products	22,695	36,735	618	20,685	36,091	573
Food or Kindred Products	22,148	41,921	528	20,821	42,617	489
Waste and Scrap Materials	18,105	43,575	415	17,921	43,361	413
Petroleum	13,698	27,936	490	14,492	31,006	467
Other	10,530	21,980	479	8,335	22,098	377
Motor Vehicles	4,797	8,121	591	5,326	9,202	579

Total	$307,861	628,112	$490	$290,762	649,017	$448

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES TO GAAP MEASURES

Adjusted income from continuing operations is a supplemental measure of profitability that is not calculated or presented in accordance with U.S. generally accepted accounting principles (“GAAP”). We use non-GAAP financial measures as a supplement to our GAAP results in order to provide a more complete understanding of the factors and trends affecting our business. However, Adjusted income from continuing operations has limitations as an analytical tool. It is not a measurement of our profitability under GAAP and should not be considered as an alternative to Income (loss) from continuing operations as a measure of profitability.

Adjusted income from continuing operations assists us in measuring our performance and profitability of our operations without the impact of transaction costs related to debt and credit facility extinguishment, acquisitions, impairment of assets and swap termination. The following table sets forth the reconciliation of Adjusted income from continuing operations.

	2011
	Q1		Q2		Q3		Q3 YTD
(In thousands, except per share data)	After Tax	Per Share	After Tax	Per Share	After Tax	Per Share	After Tax	Per Share
Income from continuing operations	$4,085	$0.07	$8,700	$0.17	$9,058	$0.17	$21,843	$0.41

Add:
Amortization of swap termination costs	2,243	0.04	1,953	0.04	1,675	0.03	5,871	0.11
Impairment of assets	—	—	1,964	0.04	1,189	0.02	3,153	0.06
Loss on extinguishment of debt and credit facility	—	—	—	—	439	0.01	439	0.01
Acquisition costs	44	0.00	148	0.00	124	0.00	316	0.01

Adjusted income from continuing operations	$6,372	$0.12	$12,765	$0.24	$12,485	$0.24	$31,622	$0.60

Weighted Average common shares outstanding (diluted)	54,651		52,282		52,083		53,006

	2010
	Q1		Q2		Q3		Q3 YTD
(In thousands, except per share data)	After Tax	Per Share	After Tax	Per Share	After Tax	Per Share	After Tax	Per Share
Income (loss) from continuing operations	($2,514)	($0.05)	($4,221)	($0.08)	$7,968	$0.15	$1,233	$0.02

Add:
Amortization of swap termination costs	3,644	0.07	3,437	0.06	2,973	0.05	10,054	0.18
Loss on extinguishment of debt and credit facility	—	—	5,098	0.09	—	—	5,098	0.09
Acquisition (income) expense	—	—	159	0.00	(1,043)	(0.02)	(884)	(0.02)

Adjusted income from continuing operations	$1,130	$0.02	$4,473	$0.08	$9,898	$0.18	$15,501	$0.28

Weighted Average common shares outstanding (diluted)	54,568		54,869		54,872		54,769

Note: Numbers may not add due to rounding

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES TO GAAP MEASURES

Operating Income Excluding 45G Benefit, Operating Ratio Excluding 45G Benefit, Operating Income Excluding 45G Benefit, Asset Sales & Impairments and Operating Ratio Excluding 45G Benefit, Asset Sales & Impairments are supplemental measures of profitability that are not calculated or presented in accordance with U.S. generally accepted accounting principles (“GAAP”). We use non-GAAP financial measures as a supplement to our GAAP results in order to provide a more complete understanding of the factors and trends affecting our business. However, Operating Income Excluding 45G Benefit, Operating Ratio Excluding 45G Benefit, Operating Income Excluding 45G Benefit, Asset Sales & Impairments and Operating Ratio Excluding 45G Benefit, Asset Sales & Impairments have limitations as analytical tools. They are not measurements of our profitability under GAAP and should not be considered as alternatives to Operating Income or Operating Ratio as measures of profitability.

Operating Income Excluding 45G Benefit and Operating Ratio Excluding 45G Benefit assist us in measuring our performance and profitability of our operations without the impact of monetizing the 45G tax benefit. Operating Income Excluding 45G Benefit, Asset Sales & Impairments and Operating Ratio Excluding 45G Benefit, Asset Sales & Impairments assist us in measuring our performance and profitability of our operations without the impact of monetizing the 45G tax benefit, Asset Sales and Impairments. The following table sets forth the reconciliation of Operating Income Excluding 45G Benefit from our Operating Income, Operating Ratio Excluding 45G Benefit from our Operating Ratio, Operating Income Excluding 45G Benefit, Asset Sales & Impairments from our Operating Income and Operating Ratio Excluding 45G Benefit, Asset Sales & Impairments from our Operating Ratio.

($ in thousands)	Q3 2011		Q3 2010
Operating revenue	$139,665		$128,257
Operating expense	108,177		99,766

Operating Income, reported	31,488		28,491

Operating ratio Reported		77.5%		77.8%

Less: Benefit from 45G credits	(3,879)	2.8%	—	0.0%

Operating income excluding 45G Benefit	27,609		28,491

Operating ratio excluding 45G Benefit		80.3%		77.8%

Net (gain) loss on sale of assets	8	0.0%	(1,708)	1.3%
Impairment of assets	1,949	-1.4%	—	0.0%

Operating income excluding 45G Benefit, Asset Sales & Impairments	$29,566		$26,783

Operating ratio, excluding 45G Benefit, Asset Sales & Impairments		78.9%		79.1%

Note: Numbers may not add due to rounding